Exhibit 99.1

FOR IMMEDIATE RELEASE
ATTENTION: FINANCIAL AND BUSINESS EDITORS

Contact:	John H. Watt, Jr., President and CEO
Scott A. Kingsley, Executive Vice President and CFO
NBT Bancorp Inc.
52 South Broad Street
Norwich, NY 13815
607-337-6589

NBT BANCORP INC. ANNOUNCES SHAREHOLDER APPROVAL RECEIVED
BY SALISBURY BANCORP, INC. FOR MERGER

NORWICH, NY (April 13, 2023) (GLOBE NEWSWIRE) – NBT Bancorp Inc. (“NBT” or the “Company”) (NASDAQ: NBTB) announced that, on April 12, 2023, the shareholders of Salisbury Bancorp, Inc. (“Salisbury”) voted overwhelmingly to approve the proposed merger of Salisbury with NBT (the “Merger”). Salisbury reported over 72% of the issued and outstanding shares of Salisbury were represented at a special shareholder meeting and over 92% the votes cast were voted to approve the Merger.

“We are excited that Salisbury's shareholders demonstrated strong support for the merger at yesterday’s shareholder meeting,” stated NBT President and Chief Executive Officer John H. Watt, Jr. “NBT looks forward to welcoming Salisbury's customers and their employees to our team. Together, we are working to integrate two high-quality community banks with long histories of service to our customers and communities. We have confidence that the transition to NBT will be a seamless experience. Our Salisbury customers will enjoy the larger NBT branch network and broader variety of financial services offered by NBT and our subsidiaries.”

On December 5, 2022, the Company and Salisbury Bancorp, Inc. announced that they had entered into a definitive agreement pursuant to which Salisbury will merge with and into NBT, in an all-stock transaction, that will provide market extension for the combined company. The merger is expected to close in the second quarter of 2023 subject to customary closing conditions, including receipt of required regulatory approvals.

Salisbury is a premier community bank franchise headquartered in Lakeville, CT, and its primary subsidiary, Salisbury Bank and Trust Company, is a Connecticut-chartered commercial bank with 14 banking offices in northwestern Connecticut, the Hudson Valley region of New York, and southwestern Massachusetts.

Corporate Overview

NBT Bancorp is a financial holding company headquartered in Norwich, NY, with total assets of $11.74 billion at December 31, 2022. The Company primarily operates through NBT Bank, N.A., a full-service community bank, and through two financial services subsidiaries. NBT Bank, N.A. has 140 banking locations in New York, Pennsylvania, Vermont, Massachusetts, New Hampshire, Maine and Connecticut. EPIC Retirement Plan Services is a national benefits administration firm. NBT Insurance Agency, LLC, is a full-service regional insurance agency.

Forward Looking Statements

This report contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about NBT and Salisbury and their industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding NBT’s or Salisbury’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to NBT or Salisbury, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: (1) the businesses of NBT and Salisbury may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (6) diversion of management’s attention from ongoing business operations and opportunities; (7) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all or to successfully integrate Salisbury’s operations and those of NBT; (8) such integration may be more difficult, time consuming or costly than expected; (9) revenues following the proposed transaction may be lower than expected; (10) NBT’s and Salisbury’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; (11) the dilution caused by NBT’s issuance of additional shares of its capital stock in connection with the proposed transaction; (12) changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; (13) legislative and regulatory changes; and (14) uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on NBT, Salisbury and the proposed transaction. Further information about these and other relevant risks and uncertainties may be found in NBT’s and Salisbury’s respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2022 and in subsequent filings with the SEC.

Forward-looking statements speak only as of the date they are made. NBT and Salisbury do not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

Important Additional Information and Where to Find It

In connection with the proposed transaction, NBT has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a proxy statement of Salisbury that also constitutes a prospectus of NBT (the “proxy statement/prospectus”), which proxy statement/prospectus was mailed or otherwise disseminated to Salisbury’s shareholders on or about March 7, 2023. NBT and Salisbury also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NBT, SALISBURY AND THE PROPOSED TRANSACTION. You may obtain a free copy of the registration statement, including the proxy statement/prospectus (when it becomes available) and other relevant documents filed by NBT and Salisbury with the SEC, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed by NBT with the SEC will be available free of charge on NBT’s website at www.nbtbancorp.com or by directing a request to NBT Bancorp Inc., 52 South Broad Street, Norwich, NY 13815, attention: Corporate Secretary, telephone (607) 337-6141. Copies of the documents filed by Salisbury with the SEC will be available free of charge on Salisbury’s website at www.salisburybank.com or by directing a request to Salisbury Bancorp, Inc., 5 Bissell Street, P.O. Box 1868, Lakeville, CT 06039-1868, attention: Secretary, telephone (860) 453-3432.

No Offer

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.